SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 13, 2000
                               ----------------
                               (Date of Report)

                                 JUNE 12, 2000
                               ----------------
                       (Date of earliest event reported)

                             CLUETT AMERICAN CORP.
                             --------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                                   --------
                (State or other jurisdiction of incorporation)

                                   333-58059
                                    ------
                           (Commission File Number)

                                  22-2397044
                                  ----------
                       (IRS Employer Identification No.)

                48 WEST 38TH STREET, NEW YORK, NEW YORK, 10018
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                (212) 984-8900
                                --------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

Attached as Exhibit 1 is a press release dated June 13, 2000.










































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

Item 7. (c) Exhibits

Exhibit 1 Press release dated June 13, 2000


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CLUETT AMERICAN CORP.

                               By     /s/ BRYAN P. MARSAL
                                      -------------------
                               Name:  Bryan P. Marsal
                               Title: Director, President and
                                      Chief Executive Officer

Dated: June 13, 2000


























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